                                                                   Exhibit 32(b)

                                  CERTIFICATION

     Pursuant to 18 U.S.C.  Section 1350, the  undersigned  officer of Decorize,
Inc. (the "Company"),  hereby  certifies that the Company's  Quarterly Report on
Form  10-QSB  for the period  ended  September  30,  2003 (the  "Report")  fully complies with the requirements of Section 13(a) or 15(d), as applicable,  of the
Securities Exchange Act of 1934 and that the information contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

/s/ Alex Budzinsky
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Alex Budzinsky
Executive Vice President and Chief Financial Officer
November 14, 2003